DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES	12 Months Ended
Dec. 31, 2016
Derivative Instruments and Hedging Activities [Absract]
Financial Instruments and Risk Management

NOTE 16 – DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES:

  Foreign exchange risk management:

  In 2016, approximately 44% of Teva's revenues were denominated in currencies other than the U.S. dollar. As a result, Teva is subject to significant foreign currency risks.

  The Company enters into forward exchange contracts in non-functional currencies and purchases and writes non-functional currency options in order to hedge the currency exposure on identifiable balance sheet items. In addition, the Company takes steps to reduce exposure by using “natural” hedging. The Company also acts to offset risks in opposite directions among the companies in the Group. The currency hedged items are usually denominated in the following main currencies: the new Israeli shekel (NIS), the euro (EUR), the Swiss franc (CHF), the Japanese yen (JPY), the British pound (GBP), the Hungarian forint (HUF), the Croatian kuna (HRK), other European currencies, the Mexican peso (MXN) and other Latin American currencies.

  The writing of options is part of a comprehensive currency hedging strategy.

  <>The counterparties to the derivatives are comprised mainly of major banks and, in light of the current financial environment, the Company is monitoring the associated inherent credit risks. The Company does not enter into derivative transactions for trading purposes.

  Venezuela

  Venezuela has experienced hyperinflation in recent years. The government of Venezuela currently has two official exchange rates: the DIPRO rate of 10 bolivars per U.S. dollar (which replaced the CENCOEX rate of 6.3 in March 2016) and the DICOM rate, which fluctuates and is currently approximately 650 bolivars per U.S. dollar.

  Following the announcement of the Venezuelan Central Bank and the Ministry for Banking and Finance of FX Regulation 35, effective March 10, 2016, the DIPRO rate was used to settle transactions involving the importation, manufacture and distribution of pharmaceutical products. Teva used the CENCOEX rate until March 2016 and then replaced it with the DIPRO rate to report its Venezuelan financial position, results of operations and cash flows, since it believed that the nature of its business operations in Venezuela, which include the importation, manufacture and distribution of pharmaceutical products, qualified for the most preferential rates permitted by law.

  In November 2016, the unofficial exchange rate increased at an accelerated rate, indicating further economic distress. This, together with a decrease in scope of transactions involving the importation, manufacture and distribution of pharmaceutical products that were settled using the DIPRO rate of 10 bolivars per dollar, led Teva to replace the official DIPRO rate it had used to report its Venezuelan financial position, results of operations and cash flows with a blended exchange rate of 273 bolivar per U.S. dollar. We began using this blended exchange rate as of December 1, 2016, and it was determined based on a weighted average of the DIPRO and DICOM exchange rates affecting our transactions. We will reevaluate this blended exchange rate on a quarterly basis.

  As a result of the developments described above, Teva impaired its monetary balance sheet items related to Venezuela twice in 2016, with a devaluation of $246 million in the first quarter of 2016, following introduction of the DIPRO rate, and an additional devaluation of $500 million in the fourth quarter of 2016, following our decision to adopt a blended rate. In addition, we recorded $133 million in cost of sales, to adjust our inventory balance in Venezuela to reflect the U.S dollar fair market value of the inventory.

  Interest risk management:

The Company raises capital through various debt instruments, including straight notes that bear a fixed or variable interest rate, bank loans, securitizations and convertible debentures. In some cases, the Company has swapped from a fixed to a floating interest rate (“fair value hedge”) and from a fixed to a fixed interest rate with an exchange from a currency other than the functional currency (“cash flow hedge”), thereby reducing overall interest expenses or hedging risks associated with interest rate fluctuations.

c. Derivative instrument disclosure:

The following table summarizes the notional amounts for hedged items, when transactions are designated as hedge accounting:

	December 31,
	2016	2015

	(U.S. $ in millions)

Cross-currency swap - cash flow hedge	$588	$588
Interest rate swap - fair value hedge	500	1,294
Forward starting interest rate swap - cash flow hedge	-	3,500
Treasury lock - cash flow hedge	-	500

The following table summarizes the classification and fair values of derivative instruments:
	Fair value
	Designated as hedging instruments		Not designated as hedging instruments
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

Reported under	(U.S. $ in millions)

Asset derivatives:
Other current assets:
Forward starting interest rate swaps - cash flow hedge		26		-
Option and forward contracts		-	10	25
Other non-current assets:
Cross-currency swaps - cash flow hedge	88	78		-
Interest rate swaps - fair value hedge		1		-

Liability derivatives:
Other current liabilities:
Forward starting interest rate swaps - cash flow hedge		(10)		-
Treasury lock- cash flow hedge		(5)		-
Option and forward contracts		-	(17)	(11)
Senior notes and loans:
Interest rate swaps - fair value hedge	(2)	(11)		-

Derivatives on foreign exchange contracts hedge Teva's balance sheet items from currency exposure but are not designated as hedging instruments for accounting purposes. With respect to such derivatives, losses of $7 million and gains of $26 million and $85 million were recognized under financial expenses - net for the years ended December 31, 2016, 2015 and 2014 respectively. Such losses and gains offset the revaluation of the balance sheet items also booked under financial expenses—net.

With respect to the interest rate and cross-currency swap agreements, gains of $15 million, $27 million and $41 million were recognized under financial expenses - net for the years ended December 31, 2016, 2015 and 2014, respectively. Such gains mainly reflect the differences between the fixed interest rate and the floating interest rate.

Commencing in the third quarter of 2015, Teva entered into forward starting interest rate swap and treasury lock agreements designated as cash flow hedges of the U.S. dollar debt issuance in July 2016, with respect to $3.75 billion and $1.5 billion notional amounts, respectively. These agreements hedged the variability in anticipated future interest payments due to possible changes in the benchmark interest rate between the date the agreements were entered into and the actual date of the U.S. dollar debt issuance in July 2016 (in connection with the closing of the Actavis Generics acquisition).

Certain of the forward starting interest rate swaps and treasury lock agreements matured during the first half of 2016. In July 2016, in connection with the debt issuances described in note 11, Teva terminated the remaining forward starting interest rate swaps and treasury lock agreements. The termination of these transactions resulted in a loss position of $493 million, of which $242 million were settled on October 7, 2016 and the remaining amount was settled in January 2017. The change in fair value of these instruments recorded in other comprehensive income (loss) will be amortized under financial expenses-net over the life of the debt.

With respect to the forward starting interest rate swaps and treasury lock agreements, losses of $12 million were recognized under financial expenses-net for the year ended December 31, 2016. Such losses mainly reflect the changes in the benchmark interest rate between the date the agreements were entered into and the actual date of the U.S. debt issuance in July 2016.

In the third quarter of 2016, Teva terminated interest rate swap agreements designated as fair value hedge relating to its 2.95% senior notes due 2022 with respect to $844 million notional amount and its 3.65% senior notes due 2021 with respect to $450 million notional amount. Settlement of these transactions resulted in a gain position of $41 million. The fair value hedge accounting adjustments of these instruments, which are recorded under senior notes and loans, are amortized under financial expenses-net over the life of the debt. With respect to the interest rate swap agreements, gains of $2 million were recognized under financial expenses-net for the year ended December 31, 2016.

In the fourth quarter of 2016, Teva entered into interest rate swap agreement designated as fair value hedge relating to its 2.8% senior notes due 2023 with respect to $500 million notional amount of outstanding debt.

d. Securitization:

In April 2011, Teva established trade receivables securitization program with BNP Paribas Bank. Under the program, Teva sells, on an ongoing basis, certain trade receivables and the right to the collections on those trade receivables to BNP Paribas.

Once sold to BNP Paribas, the trade receivables and rights to collection are separate and distinct from Teva's own assets. These assets are unavailable to Teva's creditors should Teva become insolvent. BNP Paribas has all the rights ensuing from the sale of the securitized trade receivables, including the right to pledge or exchange the assets it received. Consequently, the trade receivables in Teva's consolidated balance sheets is presented net of the securitized receivables.

As of December 31, 2016 and 2015, the balance of Teva's securitized assets sold were $621 million and $445 million, respectively. Gains and losses related to these transactions were immaterial for the three years ended December 31, 2016.

The following table summarizes the net balance outstanding under the outstanding securitization program:

	As of and for the year ended December 31,

	2016	2015
	(U.S. $ in millions)

Sold receivables at the beginning of the year	$445	$585
Proceeds from sale of receivables	3,784	3,447
Cash collections (remitted to the owner of the receivables)	(3,660)	(3,532)
Effect of currency exchange rate changes	52	(55)
Sold receivables at the end of the year	$621	$445